SYMMETRY PANORAMIC TRUST

Symmetry Panoramic US Systematic Fixed Income Fund

Symmetry Panoramic Global Systematic Fixed Income Fund

(the “Funds”)

Supplement dated May 10, 2024

to the Funds’ Summary Prospectuses, Prospectus, and

Statement of Additional Information (“SAI”), each dated

December 31, 2023

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Niels Schuehle will no longer serve as a portfolio manager of the Funds as of May 10, 2024. Accordingly, effective May 10, 2024, the Summary Prospectuses, Prospectus and SAI are hereby amended and supplemented as follows:

All references to Niels Schuehle are deleted.

Please retain this supplement for future reference.